                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule (S)240.14a12


                          FULTON FINANCIAL CORPORATION
                          ----------------------------
                (Name of Registrant as specified in its Charter)


                    ----------------------------------------
                   (Name of person(s) filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ----------------------

     2)   Aggregate number of securities to which transaction applies:

          ------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ------------------------

     4)   Proposed maximum aggregate value of transaction:

          ------------------------

     5)   Total fee paid:

          ------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ------------------------

     2)   Form, Schedule or Registration Statement No.:

          ------------------------

     3)   Filing Party:

          ------------------------

     4)   Date Filed:

          ------------------------

                                Fulton Financial
                                ----------------
                                   CORPORATION

                                  P.O. Box 4887
                                 One Penn Square
                          Lancaster, Pennsylvania 17604

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD APRIL 15, 2003

TO THE SHAREHOLDERS OF FULTON FINANCIAL CORPORATION:

     NOTICE IS HEREBY GIVEN that, pursuant to the call of its directors, the regular Annual Meeting of the shareholders of FULTON FINANCIAL CORPORATION will be held on Tuesday, April 15, 2003, at 12:00 noon, at the Hershey Lodge and Convention Center, West Chocolate Avenue and University Drive, Hershey, Pennsylvania, for the purpose of considering and voting upon the following matters:

        1. ELECTION OF DIRECTORS. To elect six directors for a term of three years.

        2. OTHER BUSINESS. To consider such other business as may properly be brought before the meeting and any adjournments thereof.

     Only those shareholders of record at the close of business on February 25, 2003 shall be entitled to be given notice of, and to vote at, the meeting.

     It is requested that you promptly execute the enclosed Proxy and return it in the enclosed postpaid envelope. Alternatively, you may vote by telephone or electronically through the Internet by following the instructions on the proxy card. You are cordially invited to attend the meeting. Your Proxy is revocable and may be withdrawn at any time before it is voted at the meeting.

     A copy of the Annual Report of Fulton Financial Corporation is enclosed.

                                              BY ORDER OF THE BOARD OF DIRECTORS
                                                      GEORGE R. BARR, JR.
                                                           Secretary

Enclosures
March 13, 2003

                                 PROXY STATEMENT

                     Dated and To Be Mailed: March 13, 2003

                                Fulton Financial
                                ----------------
                                  CORPORATION

                         P.O. Box 4887, One Penn Square
                          Lancaster, Pennsylvania 17604
                                 (717) 291-2411

           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 15, 2003

                                TABLE OF CONTENTS

                                                                                         PAGE
GENERAL ..............................................................................      2

    Introduction .....................................................................      2
    Date, Time and Place of Meeting ..................................................      2
    Shareholders Entitled to Vote ....................................................      2
    Purpose of Meeting ...............................................................      3
    Solicitation of Proxies ..........................................................      3
    Revocability and Voting of Proxies ...............................................      3
    Voting of Shares and Principal Holders Thereof ...................................      3
    Shareholder Proposals ............................................................      4
    Recommendation of the Board of Directors .........................................      4

INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS ..............................      4

    General Information ..............................................................      4
    Information about Nominees and Continuing Directors ..............................      5
    Executive Officers and Stock Ownership ...........................................     11
    Executive Compensation ...........................................................     13
    Performance Graph ................................................................     17
    Meetings and Committees of the Board of Directors ................................     18
    Compensation of Directors ........................................................     19
    Transactions with Directors and Executive Officers ...............................     19
    Section 16(a) Beneficial Ownership Reporting Compliance ..........................     19

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS .....................................     20

    Audit Fees .......................................................................     21
    Financial Information Systems Design and Implementation Fees .....................     21
    All Other Fees ...................................................................     21

ADDITIONAL INFORMATION ...............................................................     21

OTHER MATTERS ........................................................................     22

EXHIBITS .............................................................................     23
Exhibit A - Report of Audit Committee ................................................     23
Exhibit B - Fulton Financial Corporation Audit Committee Charter .....................     24

                                     GENERAL

Introduction

     Fulton Financial Corporation, a Pennsylvania business corporation and registered financial holding company, was organized pursuant to a plan of reorganization adopted by Fulton Bank and implemented on June 30, 1982. On that date, Fulton Bank became a wholly-owned subsidiary of Fulton Financial Corporation and the shareholders of Fulton Bank became shareholders of Fulton Financial Corporation. Since that time, Fulton Financial Corporation has acquired other banks and currently owns the following subsidiary banks: Fulton Bank, Delaware National Bank, Lebanon Valley Farmers Bank, FNB Bank, N.A., Hagerstown Trust Company, Lafayette Ambassador Bank, Swineford National Bank, The Bank (formerly The Bank of Gloucester County), The Peoples Bank of Elkton and Skylands Community Bank. In addition, Fulton Financial Corporation has the following direct, non-banking subsidiaries: Fulton Financial Realty Company (which owns or leases certain properties on which certain branch and operational facilities are located), Fulton Reinsurance Company, Ltd. (which reinsures credit life, health and accident insurance that is directly related to extensions of credit by subsidiary banks of Fulton Financial Corporation), Central Pennsylvania Financial Corp. (which owns, directly or indirectly, certain limited partnership interests, principally in low-moderate income and elderly housing projects), FFC Management, Inc. (which holds certain investment securities and corporate owned life insurance policies), Fulton Financial Advisors, National Association (which offers fiduciary and investment services), Fulton Insurance Services Group, Inc. (which operates an insurance agency selling life insurance and related insurance products), Dearden, Maguire, Weaver & Barrett, LLC (which is a registered investment advisor offering investment management and advisory services), Pennbanks Insurance Company (which is a reinsurance company), FFC Penn Square, Inc. (a holder of trust preferred securities) and Drovers Capital Trust 1 (an issuer of trust preferred securities).

     On January 16, 2003, Fulton Financial Corporation entered into a merger agreement to acquire Premier Bancorp, Inc. (Premier), of Doylestown, Pennsylvania. Premier is a $600 million financial holding company whose primary subsidiary is Premier Bank, which has seven community banking offices in Bucks, Northampton and Montgomery Counties, Pennsylvania.

     Under the terms of the merger agreement, each of the approximately 3.5 million shares of Premier's common stock will be exchanged for 1.34 shares of Fulton Financial Corporation's common stock. In addition, each of the outstanding options (304,000 as of January 16, 2003) to acquire Premier's stock will be converted to options to purchase Fulton Financial Corporation's stock. The acquisition is subject to approval by bank regulatory authorities and Premier's shareholders and is expected to be completed in the third quarter of 2003.

     As a result of the acquisition, Premier will be merged into Fulton Financial Corporation and Premier Bank will become a wholly-owned subsidiary of Fulton Financial Corporation.

     The meeting to which this Proxy Statement relates will be the twenty-first Annual Meeting of the shareholders of Fulton Financial Corporation.

Date, Time and Place of Meeting

     The regular Annual Meeting of the shareholders of Fulton Financial Corporation will be held on Tuesday, April 15, 2003, at 12:00 noon, at the Hershey Lodge and Convention Center, West Chocolate Avenue and University Drive, Hershey, Pennsylvania.

Shareholders Entitled to Vote

     Only those shareholders of record at the close of business on February 25, 2003 shall be entitled to receive notice of, and to vote at, the meeting.

Purpose of Meeting

     The shareholders will be asked to consider and vote upon the following matters at the meeting: (i) to elect six directors for a term of three years; and (ii) to consider and vote upon such other business as may be properly brought before the meeting and any adjournment thereof.

Solicitation of Proxies

     This Proxy Statement is furnished in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of Fulton Financial Corporation for use at the Annual Meeting of shareholders to be held at 12:00 noon on Tuesday, April 15, 2003, and any adjournments thereof.

     The expense of soliciting proxies will be borne by Fulton Financial Corporation. In addition to the use of the mails, directors, officers and employees of Fulton Financial Corporation and its subsidiaries may, without additional compensation, solicit proxies personally or by telephone.

Revocability and Voting of Proxies

     The execution and return of the enclosed proxy will not affect a shareholder's right to attend the meeting and to vote in person. Any proxy given pursuant to this solicitation may be revoked by delivering written notice of revocation to George R. Barr, Jr., Secretary of Fulton Financial Corporation, at any time before the proxy is voted at the meeting. Unless revoked, any proxy given pursuant to this solicitation will be voted at the meeting in accordance with the instructions thereon of the shareholder giving the proxy. In the absence of instructions, all proxies will be voted FOR the election of the six nominees identified in this Proxy Statement. Although the Board of Directors knows of no other business to be presented, in the event that any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the Board of Directors of Fulton Financial Corporation.

     Shares held for the account of shareholders who participate in the Dividend Reinvestment and Stock Purchase Plan and for the account of employees who participate in the Employee Stock Purchase Plan will be voted in accordance with the instructions of each shareholder as set forth in his or her proxy. If a shareholder who participates in these plans does not return a proxy, the shares held for the shareholder's account by the Plan Agent will not be voted.

     Shares held for the account of employees of Fulton Financial Corporation and its subsidiaries who participate in the Fulton Financial Stock Fund of the Fulton Financial Corporation Profit Sharing Plan and Affiliate 401(k) Savings Plan will be voted by the Plan Trustee (Fulton Financial Advisors, National Association) in accordance with the instructions of each participant as set forth in the separate voting instruction sheet sent to the participant with respect to such shares. Shares held under the Fulton Financial Stock Fund with respect to which no voting instructions are received by the Plan Trustee will be voted by the Plan Trustee FOR the election of the six nominees identified in the Proxy Statement.

Voting of Shares and Principal Holders Thereof

     At the close of business on February 25, 2003, which is the record date for determination of shareholders entitled to receive notice of, and to vote at, the meeting and any adjournment thereof, Fulton Financial Corporation had outstanding 100,753,048 shares of common stock. There is no other class of stock outstanding. As of the record date, 2,720,108 shares of Fulton Financial Corporation common stock were held by Fulton Financial Advisors, National Association, a subsidiary of Fulton Financial Corporation, as sole fiduciary. The shares held by Fulton Financial Advisors, National Association as sole fiduciary represent in the aggregate approximately 2.69 percent of the total shares outstanding and will be voted FOR the election of the six nominees identified in this Proxy Statement.

     A majority of the outstanding common stock present in person or by proxy constitutes a quorum for the conduct of business. The judge of election will treat shares of Fulton Financial Corporation common stock represented by a properly signed and returned proxy as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Likewise, the judge of election will treat shares of common stock represented by "broker non-votes" (i.e., shares of common stock held in record name by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote, (ii) the broker or nominee does not have discretionary voting power under applicable rules of the National Association of Securities Dealers, Inc. or the instrument under which it serves in such capacity, and (iii) the record holder has indicated on the proxy or otherwise notified Fulton Financial Corporation that it does not have authority to vote such shares on that matter) as present for purposes of determining a quorum.

     Each share is entitled to one vote on all matters submitted to a vote of the shareholders. A majority of the votes cast at a meeting at which a quorum is present is required in order to approve any matter submitted to a vote of the shareholders, except in cases where the vote of a greater number of shares is required by law or under the Articles of Incorporation or Bylaws. In the case of the election of directors, the six candidates receiving the highest number of votes cast at the Annual Meeting shall be elected to the Board of Directors. Abstentions and broker non-votes will be counted as shares that are outstanding, but will not be counted or voted in favor of the election of directors.

     To the knowledge of Fulton Financial Corporation, no person owned of record or beneficially on the record date more than five percent of the outstanding common stock of Fulton Financial Corporation.

Shareholder Proposals

     Shareholder proposals intended to be presented at the 2004 Annual Meeting must be received at the executive offices of Fulton Financial Corporation at One Penn Square, Lancaster, Pennsylvania not later than November 4, 2003, in order to be included in the proxy statement and proxy form to be prepared by Fulton Financial Corporation in connection with the 2004 Annual Meeting. A shareholder may not submit more than one proposal, and the proposal, including any accompanying supporting statement, may not exceed 500 words.

     In order to be eligible to submit a proposal, a shareholder must have continuously held at least $2,000 in market value of Fulton Financial Corporation common stock for at least one year before the date the proposal is submitted. The shareholder must continue to hold that stock through the date of the 2004 Annual Meeting.

     Any shareholder submitting a shareholder proposal to Fulton Financial Corporation must also provide Fulton Financial Corporation with a written statement verifying ownership of stock and confirming the shareholder's intention to continue to hold the stock through the date of the 2004 Annual Meeting. The shareholder, or a qualified representative, must attend the 2004 Annual Meeting to present the proposal.

Recommendation of the Board of Directors

     The Board of Directors recommends that the shareholders vote FOR the election of the six nominees identified in this Proxy Statement.

             INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS

General Information

     The Bylaws of Fulton Financial Corporation provide that the Board of Directors shall consist of not less than two nor more than thirty-five persons and that the directors shall be classified with respect to the time they shall severally hold office by dividing them into three classes, each consisting as nearly as possible of one-third of the number of the whole Board of Directors. The Bylaws further provide that the directors of each class shall be elected for a term of three years, so that the term of office of one class of directors shall expire at the Annual

Meeting each year. The Bylaws provide that the number of directors in each class of directors shall be determined by the Board of Directors.

         A majority of the Board of Directors may increase the number of directors between meetings of the shareholders. Any vacancy occurring in the Board of Directors, whether due to an increase in the number of directors, resignation, retirement, death or any other reason, may be filled by appointment by the remaining directors. Any director who is appointed to fill a vacancy shall hold office until the next Annual Meeting of the shareholders and until a successor is elected and shall have qualified. There is a mandatory retirement provision in the Bylaws, which states that the office of a director shall be considered vacant at the Annual Meeting of shareholders next following the director's attaining the age of 70 years.

         The Board of Directors has fixed the number of directors at twenty-two. There are sixteen continuing directors whose terms of office will expire at either the 2004 Annual Meeting or the 2005 Annual Meeting. The Board of Directors proposes to nominate the following six persons for election to the Board of Directors for the term specified below:

                    For a Term of Three Years - Class of 2006

            Jeffrey G. Albertson              Eugene H. Gardner
            Craig A. Dally                    Clyde W. Horst
            Rufus A. Fulton, Jr.              R. Scott Smith, Jr.


         Each of the above nominees is presently a director of Fulton Financial Corporation. In addition, except for Directors Fulton and Smith, each nominee currently serves on one bank subsidiary board of directors and will continue to serve on such board as follows: Directors Gardner and Horst - Fulton Bank; Director Albertson - The Bank; and Director Dally - Lafayette Ambassador Bank.

         In the event that any of the foregoing nominees is unable to accept nomination or election, any proxy given pursuant to this solicitation will be voted in favor of such other persons as the Board of Directors of Fulton Financial Corporation may recommend. However, the Board of Directors has no reason to believe that any of its nominees will be unable to accept nomination or to serve as a director if elected.

         Section 3 of Article II of the Bylaws of Fulton Financial Corporation requires that nominations, other than those made by or on behalf of the existing management of Fulton Financial Corporation, must be made in writing and must be delivered or mailed to the Chief Executive Officer of Fulton Financial Corporation not less than 14 days nor more than 50 days prior to the date of the Annual Meeting; provided, however, that if less than 21 days' notice of the meeting is given to the shareholders, such nominations must be mailed or delivered to the Chief Executive Officer of Fulton Financial Corporation not later than the close of business on the seventh day following the day on which notice of the meeting was mailed. The required notice must set forth the name, age, residence address and principal occupation of each nominee. The chairman of the meeting is required to determine whether nominations have been made in accordance with the requirements of the Bylaws and, if he determines that a nomination is defective, the nomination and any votes cast for the nominee shall be disregarded.

Information about Nominees and Continuing Directors

         Information concerning the six persons to be nominated by the Board for election to the Board of Directors of Fulton Financial Corporation at the 2003 Annual Meeting and concerning the sixteen continuing directors is set forth below, including the number of shares of Fulton Financial Corporation common stock beneficially owned, directly or indirectly, as of February 19, 2003 by each of them. Unless otherwise indicated in a footnote, shares shown as beneficially owned by each nominee or continuing director are held either (i) individually by the person indicated, (ii) individually by the person's spouse or children living in the same household, (iii) jointly with the person's spouse or children living in the same household, or (iv) in the name of a bank, broker or nominee for the account of the person or the person's spouse. No nominee or continuing director owns beneficially more than one percent of the outstanding common stock of Fulton Financial Corporation, except Samuel H. Jones, Jr., who owns 1.40 percent. Years of service as a director include service as a director of Fulton Bank prior to the formation of Fulton Financial Corporation.

                                    NOMINEES

                                  CLASS OF 2006
                                (Three Year Term)

          JEFFREY G. ALBERTSON, age 62. Attorney, Albertson Ward (law firm). Director since 1996. Shares of stock beneficially owned: 138,819/1/

          CRAIG A. DALLY, age 46. Attorney, Pierce & Dally, LLP (law firm). Director since 2000. Shares of stock beneficially owned: 102,994 Mr. Dally is a member of the Pennsylvania House of Representatives, serving District 138.

          RUFUS A. FULTON, JR., age 62. Chairman of the Board and Chief Executive Officer, Fulton Financial Corporation. Director since 1984. Shares of stock beneficially owned: 413,160/2/ Mr. Fulton also serves as a director of Burnham Holdings, Inc.

          EUGENE H. GARDNER, age 67. President, Gardner, Russo & Gardner (investment advisor). Director since 1981. Shares of stock beneficially owned: 33,917

          CLYDE W. HORST, age 64. Chairman of the Board, The Horst Group, Inc. (diversified holding company). Director since 1978. Shares of stock beneficially owned: 71,830

          R. SCOTT SMITH, JR., age 56. President and Chief Operating Officer, Fulton Financial Corporation. Director since 2001. Shares of stock beneficially owned: 301,925/3/


                              CONTINUING DIRECTORS


                                  CLASS OF 2004

          DONALD M. BOWMAN, JR., age 64. Partner, Bowman Group (trucking and real estate business). Director since 1994. Shares of stock beneficially owned: 415,728/4/


          FREDERICK B. FICHTHORN, age 69. Chairman of the Board, F & M Hat Company (manufacturer and distributor of felt and straw hats). Director since 1993. Shares of stock beneficially owned: 108,624/5/


          CHARLES V. HENRY, III, age 68. Attorney, Henry & Beaver, LLP (law firm). Director since 1998. Shares of stock beneficially owned:
          154,924/6/


          GEORGE W. HODGES, age 52. President, The Wolf Organization, Inc. (distributors of lumber and building supplies). Director since 2001. Shares of stock beneficially owned: 20,606/7/ Mr. Hodges also serves as a director of York Water Company, which is subject to the periodic reporting requirements of Section 15(d) of the Securities Exchange Act of 1934.


          JOSEPH J. MOWAD, M.D., age 67. Director of Urology, Geisinger Medical Center (urologist). Director since 1999. Shares of stock beneficially owned: 38,347


          JOHN O. SHIRK, age 59. Attorney, Barley, Snyder, Senft & Cohen, LLC (law firm). Director since 1983. Shares of stock beneficially owned:
          36,264/8/

          KENNETH G. STOUDT, age 59. President, The Stoudt Companies (employee benefit consulting company). Director since 1987. Shares of stock beneficially owned: 71,055


                                  CLASS OF 2005

          PATRICK J. FREER, age 53. President, Strickler Insurance Agency, Inc. (insurance broker). Director since 1996. Shares of stock beneficially owned: 49,975/9/


          ROBERT D. GARNER, age 69. Retired Chairman of the Board, Fulton Financial Corporation. Director since 1981. Shares of stock beneficially owned: 124,605/10/


          J. ROBERT HESS, age 68. Retired President, Lancaster Malleable Castings Company (manufacturer of malleable iron castings). Director since 1977. Shares of stock beneficially owned: 33,647


          CAROLYN R. HOLLERAN, age 64. Partner, Jerlyn Associates (real estate investments). Director since 1994. Shares of stock beneficially owned:
          24,260


          SAMUEL H. JONES, JR., age 69. Founder, S J Transportation Co. (trucking company). Director since 1997. Shares of stock beneficially owned: 1,414,443. Mr. Jones also serves as a director of Viewpoint Corporation, which is subject to the periodic reporting requirements of Section 15(d) of the Securities Exchange Act of 1934.


          DONALD W. LESHER, JR., age 58. Retired, President, Lesher Mack Sales and Service (truck dealership). Director since 1998. Shares of stock beneficially owned: 103,685


          STUART H. RAUB, JR., age 69. Retired Chairman of the Board, Industrial Piping Systems, Inc. (distributor of industrial piping and related items). Director since 1981. Shares of stock beneficially owned:
          54,239/11/


          MARY ANN RUSSELL, age 67. Retired President and Chief Executive Officer, Maple Farm, Inc. (provider of health care services). Director since 1991. Shares of stock beneficially owned: 23,902

               GARY A. STEWART, age 55. Partner, Stewart Associates (real estate developer). Director since 2001. Shares of stock beneficially owned: 264,696/12/

     As of February 19, 2003, Fulton Financial Corporation's directors and executive officers, as a group, owned of record and beneficially 4,463,454/13/ shares of Fulton Financial Corporation common stock, representing 4.42 percent of such shares then outstanding.

                                    Footnotes

1. Includes 13,177 shares held in the Albertson Ward Profit Sharing Plan and 25,509 shares which may be acquired pursuant to the exercise of stock options. Mr. Albertson disclaims beneficial ownership of any of the shares held in the Albertson Ward Profit Sharing Plan beyond his pro rata vested interest as a participant in such Plan.

2. Includes 34,064 shares held in the Corporation's Profit Sharing Plan and 204,711 shares, which may be acquired pursuant to the exercise of stock options.

3. Includes 11,544 shares held in the Corporation's Profit Sharing Plan and 217,453 shares which may be acquired pursuant to the exercise of stock options.

4.   Includes 81,344 shares held by Bowman Sales & Equipment, Inc.

5. Includes 5,048 shares held in the F&M Hat Company Profit Sharing Plan. Mr. Fichthorn disclaims beneficial ownership of any of the shares held in the F&M Hat Company Profit Sharing Plan beyond his pro rata vested interest as a participant in such Plan.

6.   Includes 608 shares held in a trust.

7. Includes 14,065 shares owned by his spouse and 5,600 shares which may be acquired pursuant to the exercise of stock options.

8.   Includes 2,251 shares held in a trust.

9. Includes 168 shares owned by his spouse. Also includes 33,912 shares held by Strickler Insurance Agency, Inc. Mr. Freer disclaims beneficial ownership of any of these shares beyond his pro rata interest in the company.

10. Includes 31,470 shares held by his spouse as trustee under various trusts for grandchildren. Also, includes 57,704 shares owned by his spouse.

11. Includes 2,291 shares held in the Industrial Piping Systems, Inc. 401(k) Plan. Mr. Raub disclaims beneficial ownership of any shares held in the Industrial Piping Systems 401(k) Plan beyond his pro-rata vested interest as a participant in such Plan. Also includes 5,371 shares held by a revocable trust of which his spouse is settlor.

12. Includes 78,242 shares held in a grantor retained annuity trust and 7,616 shares which may be acquired pursuant to the exercise of stock options. Also includes 61,701 shares held in the Stewart Foundation. Mr. Stewart disclaims beneficial ownership of any of these shares beyond his pro rata interest in the Foundation.

13. Includes 820,024 shares issuable upon the exercise of stock options, which shares have been treated as outstanding shares for purposes of calculating the percentage of outstanding shares owned by directors and executive officers as a group.

Executive Officers and Stock Ownership

     The following persons are the executive officers of Fulton Financial
Corporation:

Name                      Age     Office Held and Term of Office

Rufus A. Fulton, Jr.      62      Chairman of the Board and Chief Executive
                                  Officer of Fulton Financial Corporation since
                                  January, 1999; previously President and Chief
                                  Executive Officer of Fulton Financial
                                  Corporation. Member of Senior Management of
                                  Fulton Financial Corporation.

R. Scott Smith, Jr.       56      President and Chief Operating Officer of
                                  Fulton Financial Corporation since January,
                                  2001; previously Executive Vice President of
                                  Fulton Financial Corporation and Chairman,
                                  President and Chief Executive Officer of
                                  Fulton Bank. Member of Senior Management of
                                  Fulton Financial Corporation.

Charles J. Nugent         54      Senior Executive Vice President and Chief
                                  Financial Officer of Fulton Financial
                                  Corporation since January, 2001; previously
                                  Executive Vice President and Chief Financial
                                  Officer of Fulton Financial Corporation.
                                  Member of Senior Management of Fulton
                                  Financial Corporation.

Richard J. Ashby, Jr.     58      Executive Vice President of Fulton Financial
                                  Corporation and since January, 2002, Chairman and Chief Executive Officer of Fulton Bank;
                                  previously Chairman, President and Chief
                                  Executive Officer of Fulton Bank; President and Chief Operating Officer of Fulton Bank;
                                  and Chairman of the Board, President and Chief Executive Officer of Lafayette
                                  Ambassador Bank. Member of Senior Management of Fulton Financial Corporation and Fulton
                                  Bank.

     Information concerning beneficial ownership of Fulton Financial Corporation stock by Messrs. Fulton and Smith is included in the information above concerning Directors. The following table shows the beneficial ownership of Fulton Financial Corporation stock by the other named executive officers as of February 19, 2003:

Name                    Shares Beneficially Owned   Percent of Stock Outstanding

Charles J. Nugent              238,948/1/                       .23

--------------
/1/ Includes 15,833 shares held in the Corporation's Profit Sharing Plan and 195,301 shares which may be acquired pursuant to the exercise of stock options.

Richard J. Ashby, Jr.         222,861/2/                        .22

                      (This space intentionally left blank)

-----------------
/2/ Includes 5,605 shares held in the Corporation's Profit Sharing Plan and 163,834 shares which may be acquired pursuant to the exercise of stock options.

Executive Compensation

     The following Summary Compensation Table shows all compensation paid by Fulton Financial Corporation for services rendered during the past three fiscal years by the Chief Executive Officer and each of the most highly compensated named executive officers whose total annual salary and bonus exceeded $100,000 in 2002.

                           SUMMARY COMPENSATION TABLE

                                                   Annual Compensation         Long-term Compensation
                                                   -------------------         ----------------------
Name and                                                                                   All Other
Principal Position                       Year       Salary             Bonus    Options    Compensation*
Rufus A. Fulton, Jr.,                    2002     $688,518.30       $26,481.48   34,500    $103,277.78
Chairman of the Board and Chief          2001     $638,444.30       $24,555.55   27,600    $ 95,766.65
Executive Officer                        2000     $586,444.31       $22,555.55   21,100    $ 87,966.65

R. Scott Smith, Jr., President           2002     $404,444.44       $15,555.56   28,700    $ 60,666.67
and Chief Operating Officer              2001     $361,111.14       $13,888.89   23,000    $ 54,166.67
                                         2000     $327,407.36       $12,592.59   16,100    $ 49,111.10

Charles J. Nugent,                       2002     $337,037.04       $12,962.96   24,700    $ 50,555.56
Senior Executive Vice President and      2001     $293,703.80       $11,296.30   19,800    $ 44,055.57
Chief Financial Officer                  2000     $269,629.62       $10,370.37   15,100    $ 40,444.44

Richard J. Ashby, Jr.                    2002     $298,962.96       $11,037.04   20,550    $ 43,044.44
Executive Vice President                 2001     $265,148.06**     $ 9,851.85   16,500    $ 39,772.21
                                         2000     $241,185.23**     $ 8,814.82   12,600    $ 36,177.78

* Amounts accrued under the Fulton Financial Corporation Profit Sharing Plan for the account of each named executive officer.
** Includes amounts, the receipt of which has been deferred pursuant to the Fulton Financial Corporation Deferred Compensation Plan.

                     STOCK OPTION GRANTS IN FISCAL YEAR 2002

                                                                                          Potential Realized Value at
                                        % of Total                                          Assumed Annual Rates of
                                          Options      Exercise or                        Stock Price Appreciation for
                          Options        Granted to    Base Price     Expiration                  Option Term
      Name                Granted        Employees     Per Share         Date                 5%              10%
Rufus A. Fulton, Jr.       34,500          7.96%        $19.325      June 30, 2012       $419,291.91     $1,062,568.02

R. Scott Smith, Jr.        28,700          6.62          19.325      June 30, 2012       $348,802.25     $  883,933.40

Charles J. Nugent          24,700          5.70          19.325      June 30, 2012       $300,188.70     $  760,737.10

Richard J. Ashby, Jr.      20,550          4.74          19.325      June 30, 2012       $249,752.14     $  632,920.95

              AGGREGATED STOCK OPTION EXERCISES IN FISCAL YEAR 2002
                        AND FISCAL YEAR END OPTION VALUES

                                                               Number of
                                                              Unexercised       Value of Unexercised
                          Shares Acquired      Value           Options at      In-the-Money Options at
     Name                  on Exercise*       Realized         Fiscal Year        Fiscal Year End*
     ----                  -----------        --------         -----------        ---------------
                                                                   End**
                                                                   ---
Rufus A. Fulton, Jr.          63,000        $637,281.74          217,359            $628,383.16

R. Scott Smith, Jr.           16,475        $213,969.80          217,453            $941,275.73

Charles J. Nugent                 --                 --          195,301            $839,653.36

Richard J. Ashby, Jr.         15,088        $178,973.75          163,834            $712,149.31

*    Restated to reflect a 5 for 4 stock split paid on May 20, 2002.

**   All options are currently exercisable.

                      EQUITY COMPENSATION PLAN INFORMATION

                                                                                        Number of securities remaining
                             Number of securities to      Weighted-average exercise       available for future issuance
                             be issued upon exercise         price of outstanding        under equity compensation plans
                             of outstanding options,        options, warrants and        (excluding securities reflected
      Plan category            warrants and rights                  rights                      in first column)
      -------------          -----------------------        ---------------------        -------------------------------
Equity compensation plans           2,854,036                      $13.7923                          660,000
   approved by security
      holders (1)(2)

Equity compensation plans
 not approved by security
         holders                            0                             0                                0

          Total                     2,854,036                      $13.7923                          660,000

          (1) This plan is Fulton Financial Corporation's 1996 Incentive Stock Option Plan.
          (2)  As of December 31, 2002.

              Executive Committee Report on Executive Compensation

     Compensation for executive officers of Fulton Financial Corporation is determined by the Board of Directors after receiving recommendations from the Executive Committee based upon external salary comparisons and individual performance. In making recommendations to the Board of Directors regarding the appropriate levels of executive officer compensation for 2002, the Executive Committee first considered the executive management tiers and corresponding base salary ranges which had been developed in 2001 by Peter R. Johnson & Company, a consultant on executive compensation. Fulton Financial Corporation's executive compensation program is based, to a significant degree, on peer group information, because the Board of Directors believes that the Corporation must offer competitive salaries in order to attract and retain qualified executive officers.

     In making recommendations to the Board of Directors regarding the appropriate levels of executive officer compensation for 2002, the Executive Committee also considered the individual performance factors described in this paragraph. With regard to the compensation paid to executive officers other than the Chief Executive Officer, the Executive Committee considered information provided by the Chief Executive Officer as to each executive officer's level of individual performance, contribution to the organization, and salary history during the past five years. With regard to the compensation paid to the Chief Executive Officer, the Executive Committee considered his performance level, the results of management decisions made by him, and the earnings of Fulton Financial Corporation during the previous year. The Executive Committee did not assign a particular weight to any of the foregoing individual performance factors, nor did it establish specific target levels for individual performance or corporate earnings. The compensation recommendations of the Executive Committee were based on its overall subjective assessment of the value of the services provided by each executive officer to Fulton Financial Corporation, after giving careful consideration to the peer group compensation information described above and the individual performance factors discussed in this paragraph.

     The peer group of bank holding companies used by the Executive Committee for purposes of making a comparative analysis of executive compensation for 2002 included all of the same bank holding companies that are incorporated in the peer group established to compare shareholder returns, as indicated in the Performance Graph included in this Proxy Statement. The peer group includes bank holding companies that are comparable to Fulton Financial Corporation in terms of asset size, although they are not necessarily comparable in terms of financial performance.

     Pursuant to an Incentive Stock Option Plan approved by the Board of Directors and the shareholders in 1996, Fulton Financial Corporation is authorized to award incentive stock options and non-qualified stock options to key employees of Fulton Financial Corporation and its subsidiaries. These stock options enable the recipients to purchase Fulton Financial Corporation common stock at the prices designated in the awarded options. The number of options available for grant in any calendar year is determined based on the performance of Fulton Financial Corporation measured in terms of total shareholder return relative to a peer group, determined at the sole discretion of those members of the Executive Committee who are not eligible to receive options under the Incentive Stock Option Plan, for the immediately preceding five year period. The awards of stock options made to the executive officers of Fulton Financial Corporation during 2002 were determined by the Board of Directors based on the recommendations of the Executive Committee. In making such recommendations, the Executive Committee considered the number of shares to be optioned and the profitability of Fulton Financial Corporation, as well as information provided by the Chief Executive Officer concerning the level of individual performance and contribution to the organization of each of the other executive officers. The Executive Committee used the same criteria in determining the number of options to be awarded to the Chief Executive Officer. The Executive Committee did not establish specific target levels for individual performance or corporate profitability. The Committee believes, however, that awards of stock options and bonuses are an appropriate means of compensating executive officers based on the performance of Fulton Financial Corporation.

                               EXECUTIVE COMMITTEE

             Samuel H. Jones Jr., Chair          Robert D. Garner
             Donald M. Bowman, Jr.               Carolyn R. Holleran
             Rufus A. Fulton, Jr.*               Donald W. Lesher, Jr.
                               Stuart H. Raub, Jr.

* During 2002, Mr. Fulton was Chairman of the Board and Chief Executive Officer of Fulton Financial Corporation.

                  Severance Agreements and Survivors' Benefits

     Fulton Financial Corporation has entered into severance agreements with Messrs. Fulton, Smith, Ashby and Nugent (the "Executives"). Under the terms of those agreements, certain limited severance benefits are payable in the event that an Executive is discharged or resigns following, and for reasons relating to, a change in control of Fulton Financial Corporation. Specifically, in the event of such a discharge or resignation, the Executive would be entitled to receive from Fulton Financial Corporation an annual benefit consisting of his then effective base salary, certain fringe benefits in lieu of coverage under employee benefit plans and a supplemental retirement benefit in lieu of his continuing participation in the Fulton Financial Corporation Employee Retirement Plan. Such benefits would be payable, in the case of Mr. Fulton, for a period of five years and, in the cases of Messrs. Smith, Ashby and Nugent, for a period of three years, beginning on the date of the Executive's discharge or resignation and continuing until (i) he elects to terminate benefits in order to accept employment with another financial services institution; (ii) the end of the year in which he attains the age of 65; or (iii) he dies, whichever first occurs.

     Officers of Fulton Financial Corporation and certain of its bank subsidiaries as of April 1, 1992, who had been employed by the Corporation for at least five years as of that date, are eligible to participate in a survivors' benefit program. This program provides the employee's spouse, in the event of the employee's death prior to retirement, with an annual income equal to the lesser of $25,000 or 25 percent of the employee's final annual salary. This benefit is paid from the date of death until the employee's 65th birthday with a minimum of ten annual payments. Messrs. Fulton, Smith and Ashby participate in this program.

PERFORMANCE GRAPH

     The following graph shows cumulative investment returns to shareholders based on the assumptions that (A) an investment of $100 was made on December 31, 1997, in each of the following: (i) Fulton Financial Corporation common stock;
(ii) the stock of all United States companies traded on the NASDAQ Stock Market; and (iii) common stock of the peer group of bank holding companies in a nine-state (plus the District of Columbia) Eastern United States region with total assets at September 30, 1996 of $2 to $8 billion; and (B) all dividends were reinvested in such securities over the past five years.

                Comparison of Five Year-Cumulative Total Returns

                          Fulton Financial Corporation

                              (Graph gets inserted)

Legend           Description

FFC              FULTON FINANCIAL CORPORATION
NASDAQ           NASDAQ Stock Market (U.S. Companies)
Peer Group       Self-Determined Peer Group consisting of bank holding companies with assets of $2 - $8 billion at 9/30/96 with corporate headquarters in PA, MD, NJ, DE, OH, NY, DC, VA, WV and NC and not under acquisition agreement as of 12/31/02

Notes:
           A. The lines represent yearly index levels derived from compounded daily returns that include all dividends.
           B. If the yearly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
           C.    The index level for all series was set to 100.0 on 12/31/97.

                                 12/31/97      12/31/98       12/31/99      12/31/00      12/31/01       12/31/02
         --------------------------------------------------------------------------------------------------------
         FFC                     100.00            88.71          80.47        111.77       114.59         119.65
         NASDAQ                  100.00           140.99         261.48        157.42       124.89          86.33
         Peer Group              100.00            96.38          83.34        101.76       116.61         119.13

Meetings and Committees of the Board of Directors

     The Board of Directors of Fulton Financial Corporation has a standing Executive Committee, Audit Committee, and Trust Committee. There is also a standing Human Resources Committee which, except with regard to the executive officers of Fulton Financial Corporation, serves as the compensation committee. The Board of Directors of Fulton Financial Corporation does not have a standing Nominating Committee.

           Compensation Committee Interlocks and Insider Participation

     The functions of the Executive Committee of the Board of Directors of Fulton Financial Corporation include, among other things, consideration of compensation for executive officers of Fulton Financial Corporation and presentation of salary recommendations to the Board of Directors for approval. Members of the Executive Committee are Samuel H. Jones, Jr., Chair, Carolyn R. Holleran, Vice Chair, and Messrs. Bowman, Fulton, Garner, Lesher and Raub. In 2002, Mr. Fulton was Chairman and Chief Executive Officer of Fulton Financial Corporation. Mr. Fulton does not participate in discussions as to his own compensation. There are no interlocking relationships, as defined in regulations of the SEC, involving members of the Executive Committee. The Executive Committee met three times during 2002.

                             Other Board Committees

     Members of the Audit Committee are Patrick J. Freer, Chair, James K. Sperry, Vice Chair, and Messrs. Chubb, Clark, Hodges, Raub and Shirk. Three current directors that serve on the audit committee will be retiring as of the 2003 Annual Meeting in accordance with the Corporation's mandatory retirement policy. They are Harold D. Chubb, William H. Clark, Jr., and James K. Sperry. At the annual reorganization meeting of the Corporation at least one additional qualifying director will be appointed to the Committee. All members of the Audit Committee are deemed to be independent under the current applicable rules of the National Association of Security Dealers' ("NASD") listing standards. The Audit Committee met eight times during the year. The Audit Committee is governed by a formal charter, which was adopted in 2000, and is attached as Exhibit B. The functions of the Audit Committee include the following: performing all duties assigned by the Board of Directors; reviewing with management and independent public accountants the basis for the reports issued by Fulton Financial Corporation pursuant to federal and state regulatory requirements; meeting with the independent public accountants to review the scope of audit services, significant accounting changes, audit conclusions regarding significant accounting estimates, assessments as to the adequacy of internal controls and the resolution of any reportable conditions or weakness, and compliance with laws and regulations; overseeing the internal audit function; reviewing regulatory examination reports and management's responses thereto; and reviewing periodic reports from the loan review function.

     The Corporation is closely monitoring the regulations that have been proposed by the Securities and Exchange Commission to implement the provisions of the Sarbanes-Oxley Act of 2002 (the "Act"), as well as the proposed NASDAQ rules relating to corporate governance. The Corporation is in compliance with those regulations of the Act that are currently in effect, and intends to take the necessary actions to comply with the other regulations of the Act by the applicable effective dates, including amending the Audit Committee charter that is attached as Exhibit B.

     Members of the Trust Committee are Clyde W. Horst, Chair, Joseph J. Mowad, M.D.,Vice Chair, Mrs. Holleran and Messrs. Dally, Fichthorn, Gardner, Hess, Jones and Stewart. The Trust Committee met eight times during the year. The Trust Committee is responsible for consulting with management of Fulton Financial Advisors, National Association, a subsidiary of Fulton Financial Corporation, and overseeing all trust, investment, insurance and related financial services which Fulton Financial Corporation performs, directly or indirectly through an affiliate.

     Members of the Human Resources Committee are Mary Ann Russell, Chair, Donald W. Lesher, Jr., Vice Chair, and Messrs. Albertson, Bowman, Garner, Henry and Stoudt. Mr. Fulton serves as an ex-officio member of this Committee. The Committee met eight times during the year to review benefit and salary administration programs (except for executive officers of Fulton Financial Corporation) and other human resources matters affecting Fulton Financial Corporation and its subsidiaries.

     There were eight meetings plus one special meeting of the Board of Directors of Fulton Financial Corporation and twenty-seven meetings of committees of the Board of Directors of Fulton Financial Corporation during 2002. No director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and of the board committees on which he or she served.

Compensation of Directors

     Each member of the Board of Directors of Fulton Financial Corporation is paid an annual fee of $10,000 for his or her services as a director, except that no fee is paid to any director who is also a salaried officer of Fulton Financial Corporation or one of its subsidiary banks. In addition, directors are paid a fee of $400 for each Board of Directors meeting attended. Certain directors have elected to participate in the Fulton Financial Corporation Deferred Compensation Plan, under which a director may elect not to receive the normal director's fees when earned, but instead, to receive them, together with interest, in a lump sum or in installments over a period of up to twenty (20) years following retirement.

Transactions with Directors and Executive Officers

     Some of the directors and executive officers of Fulton Financial Corporation and the companies with which they are associated were customers of, and had banking transactions with Fulton Financial Corporation bank subsidiaries during 2002. All loans and commitments to lend made to such persons and to the companies with which they are associated were made in the ordinary course of bank business, on substantially the same terms (including interest rates, collateral and repayment terms) as those prevailing at the time for comparable transactions with other persons, and did not involve more than a normal risk of collectibility or present other unfavorable features. It is anticipated that similar transactions will be entered into in the future.

     Some of the directors of Fulton Financial Corporation are members of law firms which provided legal services to Fulton Financial Corporation or its subsidiaries in 2002 and prior years. The law firm of Albertson Ward, Woodbury, New Jersey, has provided legal services to The Bank, a subsidiary of Fulton Financial Corporation, for many years. In 2002, Albertson Ward was paid $152,588.00 in fees for such services, which constituted more than five percent (5%) of its gross revenues. Director Jeffrey G. Albertson is a partner in this firm. The law firm of Barley, Snyder, Senft & Cohen, LLC, Lancaster, Pennsylvania, provided legal services to Fulton Financial Corporation and its subsidiaries in 2002. Director John O. Shirk is a partner in this law firm. The law firm of Henry & Beaver, LLP, Lebanon, Pennsylvania, provided legal services to Lebanon Valley Farmers Bank in 2002. Director Charles V. Henry, III is a partner in this law firm. The law firm of Pierce & Dally, LLP, Nazareth, Pennsylvania, provided legal services to Lafayette Ambassador Bank in 2002. In 2002, Pierce & Dally was paid $63,099.00 in fees for such services, which constituted more than five percent (5%) of its gross revenues. Director Craig A. Dally is a partner in this law firm. In each case, the law firm is expected to continue to provide legal services to Fulton Financial Corporation or its subsidiaries in the future.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the directors and executive officers of Fulton Financial Corporation to file with the Securities and Exchange Commission initial reports of ownership and reports of change in ownership of common stock and other equity securities of Fulton Financial Corporation. To the knowledge of Fulton Financial Corporation, all
Section 16(a) filing requirements applicable to its directors and executive officers have been complied with, except in the following cases: with respect to Robert D. Garner, the report of 2,734 shares of Fulton Financial Corporation stock received by his spouse effective July 1, 2001, in exchange for 1,458 shares of Drovers Bancshares Corporation ("Drovers"), following Drovers' merger with Fulton Financial Corporation on July 1, 2001, was filed on September 25, 2002; in the case of Donald W. Lesher, Jr., the report of a purchase of 51 shares of Fulton Financial Corporation stock on October 7, 2002 was filed on October 10, 2002; and in the case of Donald M. Bowman, the report of a purchase of 34 shares of Fulton Financial Corporation stock on September 16, 2002 was filed on October 2, 2002.

     In Mr. Garner's case, the failure to file a timely report was inadvertent and occurred as a result of the stock transfer agent not properly identifying the shares for Section 16 reporting. For Messrs. Lesher and Bowman, the failure to file a timely report was inadvertent and occurred as a result of the recently changed two business day reporting requirement included in the Sarbanes-Oxley Act of 2002. In each case, the error was promptly corrected after discovery of the reporting obligation.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     For the year ended December 31, 2002, Fulton Financial Corporation engaged KPMG LLP, independent certified public accountants, to audit the Corporation's financial statements.

     On June 18, 2002 Fulton Financial Corporation dismissed its independent accountants, Arthur Andersen LLP ("Andersen") and appointed KPMG, LLP ("KPMG") as its new independent accountants, each effective that day. On April 16, 2002, Fulton Financial Corporation had announced that it had decided not to renew the engagement of Andersen and would be seeking proposals from independent accountants to audit Fulton Financial Corporation's financial statements for the fiscal year ending December 31, 2002. Andersen continued to provide services to Fulton Financial Corporation following the announcement that its engagement would not be renewed. The decision to engage KPMG was approved by the Board of Directors upon the recommendation of the Corporation's Audit Committee. Andersen's report on Fulton Financial Corporation's 2001 financial statements was dated January, 2002, in conjunction with the filing of its Annual Report on Form 10-K for the year ended December 31, 2001.

     During Fulton Financial Corporation's two fiscal years ended December 31, 2001 and 2000, and the subsequent interim period through June 18, 2002, there were no disagreements between the Corporation and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

     None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred during the Corporation's two fiscal years ended December 31, 2001 and 2000 and the subsequent interim period through June 18, 2002.

     The audit reports of Andersen on the consolidated financial statements of Fulton Financial Corporation and subsidiaries as of and for the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     On June 24, 2002, Fulton Financial Corporation filed a Form 8-K with the Securities and Exchange Commission reporting these events. Attached as an exhibit to that Form 8-K was a letter from Andersen indicating that Fulton Financial Corporation had provided Andersen with a copy of the foregoing disclosures, and stating that it had found no basis for disagreement with such statements.

     During the years ended December 31, 2001 and 2000 and the subsequent interim period through the date of the Form 8-K, neither Fulton Financial Corporation nor anyone on its behalf consulted KPMG regarding any of the matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

     The appointment of KPMG for the current year will be reviewed in the second quarter of 2003. Representatives of KPMG are expected to be present at the 2003 Annual Meeting with the opportunity to make a statement and to be available to respond to appropriate questions.

Audit Fees

     KPMG billed Fulton Financial Corporation $235,000 in 2002 for professional services rendered for the audit of the Corporation's annual financial statements and reviews of the financial statements included in the Corporation's Forms 10-Q filed with the Securities and Exchange Commission.

Financial Information Systems Design and Implementation Fees

     KPMG did not provide any professional services in 2002 for Fulton Financial Corporation related to design or implementation of financial information systems.

All Other Fees

     KPMG billed Fulton Financial Corporation a total of $69,870 in 2002 for all other fees. These fees were primarily for the preparation and review of federal and state income tax returns for Fulton Financial Corporation and its subsidiaries.

     The Audit Committee of the Board of Directors of Fulton Financial Corporation has carefully considered whether the provision of the non-audit services described above which were performed by KPMG in 2002 would be incompatible with maintaining the independence of KPMG in performing its audit services and has determined that, in its judgment, the independence of the auditor has not been compromised.

     The Audit Committee has stated that, based on its review and discussion of the audited 2002 financial statements of Fulton Financial Corporation with management and the Corporation's auditor, KPMG, it recommended to the Board of Directors that the financial statements be included in the Annual Report on Form 10-K for filing with the Securities and Exchange Commission. A copy of the report of the Audit Committee of its findings that resulted from its financial reporting oversight responsibilities is attached as Exhibit A.

                             ADDITIONAL INFORMATION

     A copy of the Annual Report of Fulton Financial Corporation on Form 10-K as filed with the Securities and Exchange Commission, including financial statements and financial statement schedules, is available without charge to shareholders upon written request addressed to Corporate Secretary, Fulton Financial Corporation, P.O. Box 4887, Lancaster, Pennsylvania 17604.

     Only one proxy statement is being delivered to multiple security holders sharing an address unless the Corporation has received contrary instructions from one or more of the security holders. The Corporation will promptly deliver, upon written or oral request, a separate copy of the proxy statement to a security holder at a shared address to which a single copy of the document was delivered. Such a request should be made to the Corporate Secretary, Fulton Financial Corporation, P.O. Box 4887, Lancaster, Pennsylvania 17604, (717) 291-2411. Requests to receive a separate mailing for future proxy statements should be made orally or in writing to the Corporate Secretary at the foregoing address or phone number.

                                  OTHER MATTERS

     The Board of Directors of Fulton Financial Corporation knows of no matters other than those discussed in this Proxy Statement which will be presented at the 2003 Annual Meeting. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the Board of Directors of Fulton Financial Corporation.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                                            RUFUS A. FULTON, JR.
                                                       Chairman of the Board and
                                                         Chief Executive Officer

Lancaster, Pennsylvania
March 13, 2003

                                    EXHIBIT A

Report of Audit Committee
February 24, 2003

To the Board of Directors of Fulton Financial Corporation:

We have reviewed and discussed with management the Company's audited financial statements as of, and for the year ended, December 31, 2002.

We have discussed with representatives of KPMG LLP, the Company's independent auditors, the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002.

Patrick J. Freer, Chair
James K. Sperry, Vice Chair
Harold D. Chubb
William H. Clark, Jr.
George W. Hodges
Stuart H. Raub, Jr.
John O. Shirk

                                    EXHIBIT B

             Fulton Financial Corporation's Audit Committee Charter

PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors ("Board") in fulfilling its oversight role in regard to the internal control structure, accounting policies, and the overall financial reporting processes of Fulton Financial Corporation (FFC) and its affiliates.

MEMBERSHIP

The Audit Committee shall consist of a minimum of five outside directors of FFC who are considered independent. Independence would be considered impaired under the following scenarios:

     . The director is or has been an employee of FFC or its subsidiaries during the prior three years.

     . The director accepts any compensation from FFC or any of its subsidiaries in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation.

     . The director is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which FFC or any of its subsidiaries made, or from which FFC or any of its subsidiaries received, payments (other than those arising solely from investments in FFC's securities) that exceed 5% of FFC's or the business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years.

     . The director is an immediate family member of an individual who has been an executive officer of FFC or its subsidiaries during the past three years. (Family member is defined as a person's spouse, parent, child, sibling, mother-in-law, father-in-law, sister-in-law, brother-in-law or anyone who resides in such person's house.)

     . The director is employed as an executive of another company where any of the executives of FFC or its subsidiaries serve on that company's compensation committee.

A director satisfying any of the above impairment conditions may, however, serve if the FFC Board determines membership on the Audit Committee is required by the best interests of FFC and its stockholders and the relationship does not interfere with the director's exercise of independent judgment, considering the materiality of the relationship with FFC and its subsidiaries or to the director. Only one director whose independence is considered impaired may be appointed to the Audit Committee. This director may not be a current employee or an immediate family member of a current employee.

All members of the Audit Committee must be able to read and understand fundamental financial statements (including a company's balance sheet, income statement and cash flow statement) or become able to do so within a reasonable period of time. At least one member shall have accounting or related financial management experience that results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

The Chief Financial Officer and the Chief Auditor of FFC shall be permanent invitees for all meetings. Other officers of FFC and its subsidiaries shall attend meetings by invitation for specific presentations only.

MEETINGS

Regular meetings of the Audit Committee shall be scheduled for the months of January, March, April, June, July, September, October and December. Meetings may be rescheduled or cancelled at the discretion of the Audit Committee Chair. Under no circumstances shall meetings be held less than four times annually.

DUTIES

The scope of the Audit Committee's oversight duties includes, but is not limited to, the areas of internal auditing, financial reporting, loan administration, external auditing, regulatory matters, and any other areas so delegated by the Board.

Within each of the defined areas, it shall be the duty of the Audit Committee to:

Internal Audit

..    Review the organizational structure of FFC to ensure the propriety of independence with regard to the Chief Auditor and Internal Audit Services;

..    Review, on a periodic basis, staffing levels and staff qualifications of
     Internal Audit Services to ensure objective and competent internal audit coverage;

..    Review and approve the annual audit plan to ensure sufficient audit coverage of the system of internal controls, compliance with laws and regulations, and detection of management override regarding the internal control system or management's compromise of the internal control environment;

..    Review internal audit results to ensure the adequacy and timeliness of management's corrective actions relative to reported deficiencies;

..    Meet with the Chief Auditor in executive session on an annual basis, or more frequently as deemed necessary by the Committee; and

..    Review and concur with any performance evaluation regarding the Chief
     Auditor.

Financial Reporting

..    Review all significant changes in accounting policies;

..    Review accounting treatments for all material transactions; and

..    Review material fluctuations/trends in financial statement balances.

Loan Administration

..    Review the rationale used by management in determining the adequacy of the allowance for loan and lease losses (ALLL);

..    Review management's assertion regarding the adequacy of the ALLL
     "reviewable record;"

..    Review key performance ratios related to the ALLL; and

..    Review and approve management's annual loan review plan.

Independent Public Accountants

..    Take appropriate action to oversee the independence of the independent public accountant (IPA), ensuring the IPA's ultimate accountability to the FFC Board through its Audit Committee;

..    Recommend to the FFC Board the selection, retention or termination of the
     IPA;

..    Ensure receipt from the IPA of a formal written statement delineating all relationships between the IPA and FFC and its subsidiaries and take appropriate action for any disclosed relationships to ensure the IPA's objectivity and independence;

..    Review the IPA's management letter of FFC and management's response thereto;

..    Review the IPA's report on FFC's annual financial statements, including the
     IPA's judgments regarding the quality of FFC's accounting principles applied in its financial reporting;

..    Review and approve requests exceeding $100,000 for any management consulting engagement to be performed by the IPA and be advised of any other study undertaken at the request of management that is beyond the scope of the audit engagement letter;

..    Review any adjustments to FFC's financial statements recommended by the
     IPA;

..    Meet with the IPA in executive session on an annual basis, or more frequently as deemed necessary by the Committee; and


FDIC Improvement Act (FDICIA) Requirements

..    Review management's assertion regarding the effectiveness of internal controls over financial reporting;

..    Review management's assertion regarding compliance with designated laws and regulations; and

..    Review the IPA's attestation on management's assertions regarding internal controls over financial reporting.

Regulatory Matters

..    Review regulatory examination reports of FFC, including examination reports of FFC affiliates, as appropriate, and approve management's responses thereto; and

..    Review the Chief Auditor's opinion letter regarding the adequacy of management's response to any regulatory report of an affiliate of FFC.

Other Matters

..    Review and approve all revisions to Internal Audit Services' Audit Charter, the document delineating the authority and responsibilities of Internal Audit Services;

..    Review and reassess the adequacy of the Audit Committee Charter on an annual basis;

..    Review all changes to the FFC Code of Conduct; and

..    Maintain minutes and other relevant records of Audit Committee meetings and activities.

DISCLOSURES

In order to ensure that FFC shareholders are informed about the functioning of the Audit Committee, it shall be the responsibility of management to

..    Disclose in the proxy statement for the FFC annual meeting a report from the Audit Committee stating:

     . The Audit Committee has reviewed and discussed the audited financial statements with management;
     . The Audit Committee has discussed with the IPA the matters required to be discussed by SAS 61;
     . The Audit Committee has received the written disclosures and the letter from the IPA required by ISB Standard No. 1 and has discussed with the auditors the auditors' independence; and
     . The Audit Committee recommended to the FFC Board that the financial statements be included in the Annual Report on Form 10-K for the last fiscal year filed.

..    Disclose in the proxy statement any Audit Committee member who was determined to lack independence and the reasons for such determination;

..    Disclose in the proxy statement that the Audit Committee is governed by a written charter; and

..    Include the Audit Committee Charter in the proxy statement once every three years.

                          FULTON FINANCIAL CORPORATION

                           ATTN: SHAREHOLDER SERVICES
                                 ONE PENN SQUARE
                               LANCASTER, PA 17604

VOTE BY INTERNET www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Fulton Financial Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

   TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS Fult1 KEEP THIS
                            PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
                       DETACH AND RETURN THIS PORTION ONLY

FULTON FINANCIAL CORPORATION

     This proxy is solicited by the Board of Directors and will be voted as directed. If no directions are given, this proxy will be voted FOR the election of the nominees listed.

                                              To withhold authority to vote,
                                              mark "For All Except" and write
                                              the nominee's number on the line
                                              below.

Vote On Directors                                           For Withhold For All
     1. DIRECTORS RECOMMEND A "FOR" VOTE FOR THE FOLLOWING  All   All    Except
        MATTER:                                             [_]   [_]     [_]

        FOR THE THREE YEAR TERM:
        01) Jeffrey G. Albertson    04) Eugene H. Gardner
        02) Craig A. Dally          05) Clyde W. Horst
        03) Rufus A. Fulton, Jr.    06) R. Scott Smith, Jr.

     This proxy also confers authority to vote on any other business that may be properly brought before the meeting or any adjournment thereof. If any other business is presented at the meeting, the shares represented by this proxy will be voted in accordance with the recommendation of the Board of Directors of Fulton Financial Corporation.

For address changes and/or comments, please check this box and write them on the
back where indicated.      [_]

                                                    YES  NO

Please indicate if you plan to attend this meeting  [_]  [_]

Number of people attending _______________


_____________________________________ _____  ___________________________ _______

_____________________________________ _____  ___________________________ _______

Signature [PLEASE SIGN WITHIN BOX]    Date   Signature [Joint Owners]    Date

     This proxy hereby appoints David S. Etter and Arthur M. Peters, Jr., or any one of them, as proxies, with full power of substitution, to represent and vote, as designated on the reverse side, all of the Fulton Financial Corporation Common Stock: (i) held of record by the signer on February 25, 2003, and (ii) which the signer is otherwise entitled to vote at the Annual Meeting of Shareholders to be held on Tuesday, April 15, 2003, at 12:00 noon, at the Hershey Lodge and Convention Center, West Chocolate Avenue and University Drive, Hershey, Pennsylvania, or any adjournment thereof.

Address Changes/Comments: ______________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
     (If you noted any address changes/comments above, please mark corresponding box on reverse side.)